UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

April 23, 2013

Date of Report (Date of earliest event reported)

AMERISERV FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-11204	25-1424278
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

Main and Franklin Streets, Johnstown, Pennsylvania		15901
(Address of principal executive offices)		(Zip Code)

(814) 533-5300 Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01

Other Events.

On April 23, 2013, AmeriServ Financial, Inc. issued a press release announcing that its Board of Directors had declared a cash dividend of $0.01 per share, payable on May 20, 2013 to shareholders of record on May 6, 2013.  The press release, attached hereto as Exhibit 99.1, is incorporated herein.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits:

99.1

Press release, dated April 23, 2013, of AmeriServ Financial, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISERV FINANCIAL, INC.

Dated: April 23, 2013	By:	/s/ Jeffrey A. Stopko
Jeffrey A. Stopko
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated April 23, 2013, of AmeriServ Financial, Inc.

Exhibit 99.1

AMERISERV FINANCIAL, INC. REINSTATES QUARTERLY COMMON STOCK CASH DIVIDEND

JOHNSTOWN, PA – AmeriServ Financial, Inc. (NASDAQ: ASRV) announced at its annual meeting today that its Board of Directors approved the reinstatement of a $0.01 per share quarterly common stock cash dividend.  The cash dividend is payable May 20, 2013 to shareholders of record on May 6, 2013.  This cash dividend represents a 1.3% annualized yield using the April 22, 2013 closing common stock price of $3.05 and represents an approximate payout ratio of 20% based upon the Company’s recently reported first quarter 2013 earnings per share of $0.05.

Glenn L. Wilson, President and CEO commented, “As a result of our strong capital position, excellent asset quality, and continued profitability, we are pleased to return capital to our shareholders through the resumption of a quarterly common stock cash dividend.  This action demonstrates the board’s confidence in the future of AmeriServ Financial Inc.”

AmeriServ Financial, Inc. is the parent of AmeriServ Financial Bank and AmeriServ Trust and Financial Services Company in Johnstown.  The Company’s subsidiaries provide full-service banking and trust and wealth management services through eighteen community offices in southwestern Pennsylvania.  At March 31, 2013, AmeriServ had total assets of $1.0 billion and shareholders’ equity of $111 million or $4.72 per common share.

Forward-Looking Statements

This news release contains forward-looking statements as defined in the Securities Exchange Act of 1934 and is subject to the safe harbors created therein. The forward-looking statements contained herein include, but are not limited to, information regarding the AmeriServ's dividend program and future payment obligations. These forward-looking statements involve risks and uncertainties that could cause AmeriServ's results to differ materially from management's current expectations. Such risks and uncertainties are detailed in AmeriServ's filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2012. Forward-looking statements are based on the beliefs and assumptions of AmeriServ's management and on currently available information. The statements in this press release are made as of the date of this press release, even if subsequently made available by AmeriServ on its website or otherwise. AmeriServ undertakes no responsibility to publicly update or revise any forward-looking statement.